UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2011

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Manhattan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

787 Seventh Ave, 48th Floor

New York, New York 10019

(Address of principal executive offices)

(212) 554-4305

(Registrant's telephone number, including area code)

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Audited Consolidated Financial Statements of Manhattan Pharmaceuticals, Inc.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Manhattan Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Manhattan Pharmaceuticals, Inc.
(Registrant)

Date: March 16, 2012	By:	/s/ Sean A. Power
Sean A. Power
Chief Financial Officer, Treasurer and Secretary

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